Exhibit 99.1

Forest City Enterprises, Inc.

Supplemental Package

Three months ended April 30, 2004 and 2003

Forest City Enterprises, Inc. and Subsidiaries
Three Months Ended April 30, 2004 and 2003
Supplemental Package

NYSE: FCEA, FCEB

Index

Corporate Overview	2

Supplemental Operating Information
Occupancy Data	4
Comparable Net Operating Income (NOI)	5
Comparable NOI Detail	6
Reconciliation of NOI to Net Earnings	7
Lease Expiration Schedules	8-9
Schedules of Significant Tenants	10-11
Development Pipeline	12-14
Debt Maturity	15

Supplemental Financial Information
Forest City Enterprises, Inc. and Subsidiaries
Consolidated Balance Sheet Information	16-17
Consolidated Earnings Information	18-19
Investment in and Advances to Real Estate Affiliates	20-21
Results of Operations
Results of Operations Summary	21-22
Reconciliation of Net Earnings to EBDT	23-24
Summary of EBDT	25-30

This Supplemental Package, together with other statements and information publicly disseminated by the Company, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Risk factors discussed on pages 5-12 of the Company’s Form 10-K for the year ended January 31, 2004 and other factors that might cause differences, some of which could be material, include, but are not limited to, real estate development and investment risks including lack of satisfactory financing, construction and lease-up delays and cost overruns, the effect of economic and market conditions on a nationwide basis as well as regionally in areas where the Company has a geographic concentration of properties, reliance on major tenants, the impact of terrorist acts, the Company’s substantial leverage and the ability to obtain and service debt, guarantees under the Company’s credit facility, the level and volatility of interest rates, continued availability of tax-exempt government financing, the sustainability of substantial operations at the subsidiary level, illiquidity of real estate investments, dependence on rental income from real property, conflicts of interest, financial stability of tenants within the retail industry, which may be impacted by competition and consumer spending, potential liability from syndicated properties, effects of uninsured loss, environmental liabilities, partnership risks, litigation risks, the rate revenue increases versus the rate of expense increases, the cyclical nature of the lumber wholesaling business, as well as other risks listed from time to time in the Company’s reports filed with the Securities and Exchange Commission. The Company has no obligation to revise or update any forward-looking statements, other than imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Corporate Overview

Corporate Description

Founded in 1920 and publicly traded since 1960, Forest City Enterprises, Inc. (“FCE” or the “Company”) is principally engaged in the ownership, development, management and acquisition of commercial and residential real estate properties in 21 states and the District of Columbia. At April 30, 2004, we had approximately $6.8 billion in total assets. We have a portfolio of real estate assets diversified both geographically and among property types. We operate our business through four strategic business units as follows:

•	Commercial Group, our largest business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office buildings, hotels and mixed-use projects;

•	Residential Group owns, develops, acquires and operates residential rental properties, including upscale and middle-market apartments, adaptive re-use developments and supported-living facilities;

•	Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers. It also owns and develops land into master-planned communities and mixed-use projects; and

•	Lumber Trading Group, a lumber wholesaler.

Operating and Financial Information

Financial Measures

This supplemental package contains certain financial measures prepared in accordance with the full consolidation accounting, generally accepted accounting principles ("GAAP"), method and certain financial measures prepared in accordance with the pro-rata consolidation method (non-GAAP). Along with net earnings, we use an additional measure, Earnings for Depreciation, Amortization and Deferred Taxes (“EBDT”), to report operating results. EBDT is a non-GAAP financial measure and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method, comparable net operating income (“NOI”), NOI and EBDT provide supplemental information about our operations. Although these financial measures are not presented in accordance with GAAP, we believe they are necessary to understand our business and operating results, along with net earnings and other GAAP measures. Our investors can use these non-GAAP financial measures as supplementary information to evaluate operating performance. Our non-GAAP financial measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP financial measures.

Pro-Rata Consolidation Method

We present certain financial amounts under the pro-rata method, because we believe this information is useful to investors as this method more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have made a large number of investments in which our economic ownership is less than 100% to secure opportunities and as a means of sharing risk. Under the pro-rata consolidation method, we present our investments proportionate to our share of ownership. Under GAAP, the full consolidation method is used to report partnership assets and liabilities as consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary for our investments in the variable interest entities (“VIE”), even if our ownership is not 100%. We provide reconciliations from the full consolidation method to the pro-rata consolidation method throughout our supplemental package.

EBDT

We believe that EBDT, along with net earnings, provides us, as well as our investors, additional information about our core business operations and is necessary to understand our business and operating results. While property dispositions, acquisitions or other factors can affect net earnings in the short term, we believe EBDT gives a more consistent view of the overall financial performance of our business from quarter-to-quarter and year-to-year. EBDT is used by the chief operating decision maker and management to assess operating performance and resource allocations by business unit and on a consolidated basis. EBDT is similar to Funds From Operations (“FFO”), a measure of performance used by publicly traded Real Estate Investment Trusts (“REITS”), but may not be directly comparable to similarly titled measures reported by other companies. (See pages 21-23 for additional discussion of EBDT as well as a reconciliation of EBDT to net earnings.)

Supplemental Operating Information

The operating data contained in this document includes: occupancy data, comparable NOI, reconciliation of NOI to net earnings, retail and office lease expirations, significant retail and office tenant listings and our development pipeline. The term “comparable”, which is used throughout this document, is defined as including properties that were opened and operated in both three month periods ended April 30, 2004 and 2003.

We believe occupancy rates, retail and office lease expirations base rent and significant retail and office tenant listings represent meaningful operating statistics about our Company. This information will give interested parties a better understanding and more information about the operating performance of our Company.

Comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and, along with EBDT (as discussed beginning on page 21) is used to assess operating performance and resource allocation of our core business units. While property dispositions, acquisitions or other factors can impact net earnings in the short term, we believe comparable NOI gives a more consistent view of our overall financial performance from quarter-to-quarter and year-to-year. A reconciliation of net earnings, the most comparable financial measure calculated in accordance with GAAP, to NOI and a reconciliation from NOI to comparable NOI are provided on pages 6 and 7 of this document. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 25-30.

Corporate Office

Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113

SEC Form on 10-K

A copy of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission can be found on our website or may be obtained without charge upon written request to:
     Thomas T. Kmiecik
     Assistant Treasurer
     tomkmiecik@forestcity.net

Website

www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.

Investor Relations
Thomas G. Smith, Executive Vice President
Chief Financial Officer

Thomas T. Kmiecik
Assistant Treasurer
(216) 621-6060

Transfer Agent and Registrar
National City
Stock Transfer Department
P.O. Box 92301
Cleveland, Ohio 44193-0900
(800) 622-6757
www.shareholder.inquiries@nationalcity.com

Stock Exchange Listing
NYSE: FCEA and FCEB

Dividend Reinvestment and Stock Purchase Plan

The Company offers its stockholders the opportunity to purchase additional shares of common stock through the Forest City Enterprises, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”) at 97% of current market value. A copy of the Plan prospectus and an enrollment card may be obtained by contacting National City at (800) 622-6757.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Occupancy Data
April 30, 2004 and 2003

We analyze our occupancy percentages by each of our major product lines as follows:

		Average		Average
	Occupancy	Occupancy	Occupancy	Occupancy
	As of	YTD	As of	YTD
	April 30, 2004	April 30, 2004	April 30, 2003	April 30, 2003
Retail
Comparable	92.4%	92.0%	90.4%	89.7%
Total	92.5%	92.1%	90.4%	89.8%
Office
Comparable	92.0%	92.0%	92.5%	92.5%
Total	92.1%	91.4%	92.5%	92.5%
Residential
Comparable	91.4%	91.8%	91.6%	91.3%
Total	90.5%	87.9%	90.4%	91.8%
Hotels
Comparable	65.6%		64.4%
ADR	$151.07		$141.21

Retail and office occupancy as of April 30, 2004 and 2003 is based on square feet leased for the three months ended April 30, 2004 and 2003, respectively. Average Occupancy YTD as of April 30, 2004 and 2003 for retail and office is calculated by dividing the sum of leased square feet at the beginning and end of the period, by two. Residential occupancy as of April 30, 2004 and 2003 represents total units occupied divided by total units available. Average residential occupancy for the three months ended April 30, 2004 and 2003 is calculated by dividing gross potential rent less vacancy by gross potential rent. Average Daily Rate (“ADR”) is calculated by dividing revenue by the number of rooms sold for the three months ended April 30, 2004 and 2003.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

We use NOI, along with EBDT as discussed on page 2, to assess operating performance. Comparable NOI is defined as NOI from properties opened and operated in both three month periods ended April 30, 2004 and 2003. NOI excludes straight-line rent. The following schedules on page 5 and 6 present comparable NOI for each of our major product lines, as well as strategic business unit under which those product lines operate. A reconciliation of NOI to the most comparable GAAP measure, net earnings, is presented on page 7. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 25-30.

Comparable Net Operating Income (NOI) (% Change over same period, prior year)

	Three Months Ended April 30, 2004
	Full	Pro-Rata
	Consolidation	Consolidation
Retail	0.5%	2.2%
Office	(1.5%)	(0.2%)
Hotel	86.0%	41.2%
Residential	(5.4%)	(4.1%)
Total	(0.9%)	0.1%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Net Operating Income (in thousands)

	Three Months Ended April 30, 2004					Three Months Ended April 30, 2003
			Plus					Plus
		Less	Unconsolidated	Plus			Less	Unconsolidated	Plus		% Change
	Full	Minority	Investments	Discontinued	Pro-Rata	Full	Minority	Investments	Discontinued	Pro-Rata	Full	Pro-Rata
	Consolidation	Interest	at Pro-Rata	Operations	Consolidation	Consolidation	Interest	at Pro-Rata	Operations	Consolidation	Consolidation	Consolidation
Commercial Group
Retail
Comparable	$32,001	$4,716	$3,949	$—	$31,234	$31,852	$5,444	$4,151	$—	$30,559	0.5%	2.2%

Total	37,721	4,925	3,643	—	36,439	33,846	5,942	5,413	—	33,317
Office Buildings
Comparable	33,117	5,389	1,792	—	29,520	33,630	5,620	1,581	—	29,591	(1.5%)	(0.2%)

Total	43,486	8,417	1,074	—	36,143	36,583	6,886	1,114	—	30,811
Hotels
Comparable	1,828	402	623	—	2,049	983	169	637	—	1,451	86.0%	41.2%

Total	3,045	886	623	—	2,782	2,470	774	637	—	2,333
Other	2,984	2,912	60	—	132	2,945	(131)	960	—	4,036
Total Commercial Group
Comparable	66,946	10,507	6,364	—	62,803	66,465	11,233	6,369	—	61,601	0.7%	2.0%

Total	87,236	17,140	5,400	—	75,496	75,844	13,471	8,124	—	70,497
Residential Group
Comparable	22,972	1,229	4,453	—	26,196	24,291	1,275	4,311	—	27,327	(5.4%)	(4.1%)

Total	28,115	1,312	6,990	295	34,088	27,679	487	5,621	1,361	34,174
Total Real Estate Groups
Comparable	89,918	11,736	10,817	—	88,999	90,756	12,508	10,680	—	88,928	(0.9%)	0.1%

Total	115,351	18,452	12,390	295	109,584	103,523	13,958	13,745	1,361	104,671
Land Development Group	14,990	939	171	—	14,222	5,573	570	351	—	5,354
Lumber Trading Group	5,420	—	—	—	5,420	167	—	—	—	167
Corporate Group	(7,072)	—	—	—	(7,072)	(5,087)	—	—	—	(5,087)

Grand Total	$128,689	$19,391	$12,561	$295	$122,154	$104,176	$14,528	$14,096	$1,361	$105,105

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (GAAP):

	Three Months Ended April 30, 2004					Three Months Ended April 30, 2003
			Plus					Plus
		Less	Unconsolidated	Plus			Less	Unconsolidated	Plus
	Full	Minority	Investments	Discontinued	Pro-Rata	Full	Minority	Investments	Discontinued	Pro-Rata
	Consolidation	Interest	at Pro-Rata	Operations	Consolidation	Consolidation	Interest	at Pro-Rata	Operations	Consolidation
Revenues	$288,581	$38,840	$62,973	$434	$313,148	$230,762	$38,635	$59,281	$3,983	$255,391
Exclude straight-line rent adjustment (1)	(2,364)	—	—	—	(2,364)	(2,670)	—	—	—	(2,670)

Adjusted revenues	286,217	38,840	62,973	434	310,784	228,092	38,635	59,281	3,983	252,721
Operating expenses	174,326	19,445	37,398	139	192,418	140,654	24,104	33,060	2,622	152,232
Add back depreciation and amortization for non-Real Estate Groups (b)	1,004	—	87	—	1,091	928	—	51	—	979
Exclude straight-line rent adjustment (2)	(4,288)	—	—	—	(4,288)	(966)	—	—	—	(966)

Adjusted operating expenses	171,042	19,445	37,485	139	189,221	140,616	24,104	33,111	2,622	152,245
Add equity in earnings of unconsolidated entities	6,244	(4)	(5,894)	—	354	9,843	(3)	(5,343)	—	4,503
Add back equity method depreciation expense (see below)	7,270	—	(7,033)	—	237	6,857	—	(6,731)	—	126

Net Operating Income	128,689	19,391	12,561	295	122,154	104,176	14,528	14,096	1,361	105,105
Interest expense	(59,942)	(9,897)	(12,443)	(125)	(62,613)	(43,815)	(7,599)	(14,096)	(837)	(51,149)
Loss on early extinguishment of debt	—	—	(118)	(238)	(356)	—	—	—	—	—
Gain on disposition of operating properties and other investments	—	—	—	19,499	19,499	22	—	—	88	110
Depreciation and amortization — Real Estate Groups (a)	(39,943)	(2,166)	(7,033)	(107)	(44,917)	(28,422)	(4,389)	(6,731)	(524)	(31,288)
Straight-line rent adjustment (1) + (2)	(1,924)	—	—	—	(1,924)	1,704	—	—	—	1,704
Equity method depreciation expense (see above)	(7,270)	—	7,033	—	(237)	(6,857)	—	6,731	—	(126)

Earnings before income taxes	19,610	7,328	—	19,324	31,606	26,808	2,540	—	88	24,356
Income tax provision benefit	(5,499)	—	—	(7,643)	(13,142)	(9,529)	—	—	(35)	(9,564)

Earnings before minority interest, discontinued operations and cumulative effect of change in accounting principle	14,111	7,328	—	11,681	18,464	17,279	2,540	—	53	14,792
Minority Interest	(7,328)	(7,328)	—	—	—	(2,540)	(2,540)	—	—	—

Earnings from continuing operations	6,783	—	—	11,681	18,464	14,739	—	—	53	14,792
Discontinued operations, net of tax and minority interest:
Loss from operations	(106)	—	—	106	—	—	—	—	—	—
Gain on disposition of operating properties	11,787	—	—	(11,787)	—	53	—	—	(53)	—

	11,681	—	—	(11,681)	—	53	—	—	(53)	—

Cumulative effect of change in accounting principle, net of tax	(11,261)	—	—	—	(11,261)	—	—	—	—	—

Net earnings	$7,203	$—	$—	$—	$7,203	$14,792	$—	$—	$—	$14,792

(a) Depreciation and amortization — Real Estate Groups	$39,943	$2,166	$7,033	$107	$44,917	$28,422	$4,389	$6,731	$524	$31,288
(b) Depreciation and amortization — Non-Real Estate Groups	1,004	—	87	—	1,091	928	—	51	—	979

Total depreciation and amortization	$40,947	$2,166	$7,120	$107	$46,008	$29,350	$4,389	$6,782	$524	$32,267

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Retail Lease Expirations
As of April 30, 2004

	NUMBER	SQUARE FEET	PERCENTAGE		PERCENTAGE	BASE RENT
EXPIRATION	OF EXPIRING	OF EXPIRING	OF TOTAL	BASE	OF TOTAL	PER SQUARE
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	RENT (2)	BASE RENT	FOOT (3)
2004	138	394,588	4.37%	$6,066,967	3.76%	$20.78
2005	162	461,601	5.11%	7,772,772	4.82%	21.91
2006	236	557,447	6.17%	11,893,897	7.38%	28.16
2007	157	576,419	6.38%	8,600,547	5.34%	20.49
2008	171	650,062	7.20%	10,984,404	6.81%	23.40
2009	159	591,971	6.55%	10,209,970	6.33%	22.73
2010	104	455,128	5.04%	8,378,964	5.20%	23.98
2011	245	1,055,039	11.68%	25,055,067	15.54%	28.28
2012	124	769,838	8.52%	12,018,483	7.46%	25.96
2013	156	692,888	7.67%	17,143,744	10.64%	28.41
2014	21	120,339	1.33%	1,676,921	1.04%	20.05
Thereafter	91	2,706,708	29.98%	41,394,883	25.68%	21.79

TOTAL	1,764	9,032,028	100.00%	$161,196,619	100.00%	$23.95

(1)	GLA = Gross Leasable Area.

(2)	Base rent is an operating statistic and is not comparable to rental revenue, a GAAP financial measure, because base rent is determined using the tenant’s contractual rental agreement and represents the Company’s ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent, step rents and contingent rental payments.

(3)	Square feet of expiring leases and base rent per square foot are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Office Lease Expirations
As of April 30, 2004

	NUMBER	SQUARE FEET	PERCENTAGE		PERCENTAGE	BASE RENT
EXPIRATION	OF EXPIRING	OF EXPIRING	OF TOTAL	BASE	OF TOTAL	PER SQUARE
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	RENT (2)	BASE RENT	FOOT (3)
2004	65	360,736	4.53%	$6,429,975	3.95%	$22.54
2005	63	422,078	5.30%	7,227,812	4.44%	23.16
2006	50	619,545	7.78%	10,636,221	6.54%	25.01
2007	41	304,130	3.82%	5,404,546	3.32%	22.91
2008	51	418,050	5.25%	8,179,665	5.03%	22.81
2009	22	219,471	2.76%	4,624,985	2.84%	26.63
2010	21	911,396	11.45%	13,152,164	8.09%	22.79
2011	10	236,255	2.97%	7,000,486	4.30%	32.26
2012	11	1,072,682	13.48%	26,746,330	16.45%	31.70
2013	14	633,739	7.96%	11,840,728	7.28%	23.12
2014	4	511,756	6.43%	10,715,138	6.59%	27.33
Thereafter	22	2,249,585	28.27%	50,663,391	31.17%	29.22

TOTAL	374	7,959,423	100.00%	$162,621,441	100.00%	$26.70

(1)	GLA = Gross Leasable Area.

(2)	Base rent is an operating statistic and is not comparable to rental revenue, a GAAP financial measure, because base rent is determined using the tenant’s contractual rental agreement and represents the Company’s ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent, step rents and contingent rental payments.

(3)	Square feet of expiring leases and base rent per square foot are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Schedule of Significant Retail Tenants
As of April 30, 2004

(Based on square footage 1% or greater)

		PERCENTAGE
		OF TOTAL	BASE RENT
	LEASED	RETAIL	PER SQUARE
TENANT	SQUARE FEET	SQUARE FEET	FOOT (1)
Regal Entertainment Group	492,180	5.45%	$22.88
The Gap	328,300	3.63%	22.23
AMC Entertainment, Inc.	273,731	3.03%	22.53
TJX Companies	272,354	3.02%	16.07
The Limited	219,533	2.43%	23.47
Ahold USA (Stop & Shop)	177,455	1.96%	28.44
Lowe’s Home Center, Inc.	151,273	1.67%	14.25
Dick’s Sporting Goods	145,096	1.61%	14.37
Home Depot	132,000	1.46%	11.25
Circuit City Stores, Inc.	130,269	1.44%	24.35
Linens-N-Things, Inc.	130,045	1.44%	15.34
Pathmark Stores	123,500	1.37%	26.43
Abercrombie & Fitch Stores, Inc.	117,389	1.30%	21.24
Comp USA	116,012	1.28%	15.83
Footlocker, Inc.	112,067	1.24%	26.91
OfficeMax	104,751	1.16%	14.97
Best Buy Stores	102,661	1.14%	24.82
Staples, Inc.	90,381	1.00%	23.32

Sub-Total	3,218,997	35.63%	20.82
All Others	5,813,031	64.37%	25.68

Total	9,032,028	100.00%	$23.95

(1)	Base rent per square foot is an operating statistic that represents 100% of the base rental income per square foot for significant tenant leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Schedule of Significant Office Tenants
As of April 30, 2004

(Based on square footage 2% or greater)

		PERCENTAGE
		OF TOTAL	BASE RENT
	LEASED	OFFICE	PER SQUARE
TENANT	SQUARE FEET	SQUARE FEET	FOOT (1)
City of New York	816,190	10.25%	$23.77
Millenium Pharmaceuticals, Inc.	750,842	9.43%	36.89
U.S. Government	622,976	7.83%	27.66
Keyspan Energy	450,004	5.65%	30.74
Morgan Stanley Company	444,685	5.59%	24.09
Securities Industry Automation Corp.	428,786	5.39%	28.09
Wellchoice, Inc.	392,514	4.93%	39.31
Federated Investors, Inc.	301,016	3.78%	21.68
Bear Stearns	275,244	3.46%	22.00
Forest City Enterprises, Inc.	260,541	3.27%	19.15
Chase Manhattan Mortgage	250,091	3.14%	13.53
Alkermes, Inc.	210,248	2.64%	43.34

SubTotal	5,203,137	65.36%	28.14
All Others	2,756,286	34.64%	23.98

Total	7,959,423	100.00%	$26.70

(1)	Base rent per square foot is an operating statistic that represents 100% of the base rental income per square foot for significant tenant leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Development Pipeline

April 30, 2004
2004 Openings / Acquisitions

							Cost at FCE
			Date	Pro-Rata	Cost at Full	Total Cost	Economic Share	Sq. ft./
Property	Location	Dev. (D) Acq. (A)	Opened / Acquired	FCE % (1)	Consolidation (GAAP) (a)	at 100% (2)	(Non-GAAP) (b) (1) (2)	No. of Units
						(in millions)
Residential:
East 29th Avenue Town Center	Denver, CO	D	Q1-04	90.0	$45.9	$45.9	$41.3	156 (h)
Sterling Glen of Rye Brook (i) (o)	Rye Brook, NY	D	Q1-04	40.0	0.0	57.8	23.4	165

Total 2004 Openings / Acquisitions (b) (d)					$45.9	$103.7	$64.7	321

								Opened in
Residential Phased-In Units (c) (e):								’04/Total

Settler’s Landing at Greentree	Streetsboro, OH	D	2001-04	50.0	$0.0	$25.9	$13.0	16 / 408
Eaton Ridge	Sagamore Hills, OH	D	2002-04	50.0	0.0	14.1	7.0	36 / 260

Total (b) (r)					$0.0	$40.0	$20.0	52 / 668

See attached April 30, 2004 footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Development Pipeline

April 30, 2004
Under Construction or to be Acquired (17)

							Cost at FCE
			Date	Pro-Rata	Cost at Full	Total Cost	Economic Share	Sq. ft./	Pre-
		Dev. (D)	Opened /	FCE %	Consolidation	at 100%	(Non-GAAP) (b)	No. of	Leased
Property	Location	Acq. (A)	Acquired	(1)	(GAAP) (a)	(2)	(1) (2)	Units	(Wtd.Avg.)
						(in millions)
Retail Centers:
Brooklyn Commons	Brooklyn, NY	D	Q2-04	70.0	$21.4	$21.4	$15.0	151,000	100%
Quartermaster Plaza	Philadelphia, PA	D	Q3-04	70.0	69.7	69.7	48.8	459,000	85%
Atlantic Terminal	Brooklyn, NY	D	Q3-04	70.0	87.7	87.7	61.4	373,000	87%
Victoria Gardens	Rancho Cucamonga, CA	D	Q3-04	80.0	182.3	182.3	145.8	1,224,000 (k)	83%
San Francisco Centre (c) (n)	San Francisco, CA	D	Q3-06	50.0	0.0	396.6	198.3	964,000 (l)	8%

					$361.1	$757.7	$469.3	3,171,000	62%

Office:
Atlantic Terminal Office	Brooklyn, NY	D	Q2-04	70.0	$106.8	$106.8	$74.8	399,000	80%
University of Pennsylvania (m)	Philadelphia, PA	A	Q4-04	100.0	55.4	55.4	55.4	123,000	100%
Twelve MetroTech Center	Brooklyn, NY	D	Q2-05	80.0	43.9	43.9	35.1	177,000 (g)	0%
New York Times (c)	Manhattan, NY	D	Q1-07	28.0	0.0	412.3	115.4	734,000	0%

					$206.1	$618.4	$280.7	1,433,000	31%

Residential:
Emerald Palms Expansion	Miami, FL	D	Q2-04	100.0	$8.7	$8.7	$8.7	86
23 Sidney Street	Cambridge, MA	D	Q1-05	100.0	17.4	17.4	17.4	51
Subway Terminal	Los Angeles, CA	D	Q1-05	100.0	60.3	60.3	60.3	277
Ashton Mill	Providence, RI	D	Q2-05	100.0	29.0	29.0	29.0	193
Metropolitan Lofts (c)	Los Angeles, CA	D	Q2-05	50.0	0.0	60.3	30.2	264
Sterling Glen of Lynbrook (i) (p)	Lynbrook, NY	D	Q3-05	80.0	27.0	27.0	21.6	100
100 Landsdowne	Cambridge, MA	D	Q3-05	100.0	59.2	59.2	59.2	203
Sterling Glen of Roslyn (c) (i) (q)	Roslyn, NY	D	Q2-06	80.0	65.4	65.4	52.3	158

					267.0	327.3	278.7	1,332

Total April 30, 2004 Under Construction or to be Acquired (b) (j)					$834.2	$1,703.4	$1,028.7

Residential phased-in units under construction (c) (e):								Under Const./Total
Settler’s Landing at Greentree	Streetsboro, OH		2001-04	50.0	$0.0	$25.9	$13.0	88 / 408
Arbor Glen	Twinsburg, OH		2001-07	50.0	0.0	17.9	8.9	144 / 288
Newport Landing	Coventry, OH		2002-05	50.0	0.0	16.0	8.0	108 / 336
Woodgate/Evergreen Farms	Olmsted Township, OH		2004-07	33.0	0.0	22.5	7.5	348 / 348

Total (b) (f)					$0.0	$82.3	$37.4	688 / 1,380

See attached April 30, 2004 footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Development Pipeline

April 30, 2004 FOOTNOTES

(a)	Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100% if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity (“VIE”).

(b)	Cost at FCE Economic Share represents the Company’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting, the Company determines its economic share by multiplying its pro-rata ownership of the applicable property by the total cost. See our discussion of the pro-rata consolidation method in the preceding narrative.

(c)	Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is not deemed to have control or to be the primary beneficiary of our investments in a VIE.

(d)	The difference between the full consolidation amount (a GAAP measure) of $45.9 million of cost and the Company’s economic share (a non-GAAP measure) of $64.7 million of cost consists of a reduction to full consolidation of minority interest of $4.6 million of cost and the addition of the Company’s share of cost of unconsolidated investments of $23.4 million.

(e)	Phased-in openings. Costs are representative of the total project.

(f)	The difference between the full consolidation amount (a GAAP measure) of $0.0 million of cost and the Company’s economic share (a non-GAAP measure) of $37.4 million of cost consists of the Company’s share of cost of unconsolidated investments of $37.4 million.

(g)	Represents the Company’s portion of this 1.1 million square foot office condominium.

(h)	Project also includes 141,000 total square feet (57,000 square feet owned/managed by FCE) of retail space and 34,000 square feet of office space.

(i)	Supported-living property.

(j)	The difference between the full consolidation amount (a GAAP measure) of $834.2 million of cost and the Company’s economic share (a non-GAAP measure) of $1,028.7 million of cost consists of a reduction to full consolidation of minority interest of $149.4 million of cost and the addition of the Company’s share of cost of unconsolidated investments of $343.9 million.

(k)	Includes 45,000 square feet of office space.

(l)	Includes 235,000 square feet of office space.

(m)	The Company will have an option to acquire this property.

(n)	This project will also include the acquisition of an adjacent retail center totaling 508,000 square feet.

(o)	Formerly Stone Gate at Bellefair.

(p)	Formerly Tanglewood Crest.

(q)	Formerly Bryant Landing.

(r)	The difference between the full consolidation amount (a GAAP measure) of $0.0 million of cost to the Company’s economic share (a non-GAAP measure) of $20.0 million of cost consists of the Company’s share of cost of unconsolidated investments of $20.0 million.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Scheduled Maturities Table: Non-Recourse Mortgage Debt
As of April 30, 2004

	2004				2005				2006
			Plus				Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated			Less	Unconsolidated
	Full	Minority	Investments	Pro-Rata	Full	Minority	Investments	Pro-Rata	Full	Minority	Investments	Pro-Rata
	Consolidation	Interest	at Pro-Rata	Consolidation	Consolidation	Interest	at Pro-Rata	Consolidation	Consolidation	Interest	at Pro-Rata	Consolidation
Fixed:
Fixed-rate debt	59,795	11,189	15,305	63,911	141,994	14,747	48,427	175,674	482,380	73,749	38,478	447,109
Weighted average rate	7.13%	7.19%	7.19%	7.13%	7.10%	6.75%	8.60%	7.54%	6.59%	5.84%	7.82%	6.82%
UDAG	18,280	6,111	10,728	22,897	11,062	157	—	10,905	8,306	567	—	7,739

Weighted average rate	0.02%	0.02%	8.00%	3.76%	3.87%	1.62%	0.00%	3.90%	0.16%	0.75%	0.00%	0.11%

Total fixed-rate debt	78,075	17,300	26,033	86,808	153,056	14,904	48,427	186,579	490,686	74,316	38,478	454,848

Variable:
Variable-rate debt	166,146	25,149	26,506	167,503	162,724	8,076	49,028	203,676	328,984	75,322	5,442	259,104
Weighted average rate	3.76%	3.25%	3.40%	3.78%	3.66%	4.11%	3.54%	3.62%	4.67%	4.99%	1.35%	4.50%
Tax-exempt	51,535	11,782	5,358	45,111	49,400	—	40,057	89,457	51,000	300	133	50,833

Weighted average rate	2.48%	2.89%	2.48%	2.37%	2.54%	0.00%	1.74%	2.18%	1.76%	3.42%	3.57%	1.76%

Total variable-rate debt	217,681	36,931	31,864	212,614	212,124	8,076	89,085	293,133	379,984	75,622	5,575	309,937

Total Non-Recourse Mortgage Debt	295,756	54,231	57,897	299,422	365,180	22,980	137,512	479,712	870,670	149,938	44,053	764,785
Weighted Average Rate	3.99%	3.62%	5.17%	4.28%	4.86%	5.79%	4.80%	4.79%	5.52%	5.39%	7.01%	5.63%

	2007				2008				Thereafter
			Plus				Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated			Less	Unconsolidated
	Full	Minority	Investments	Pro-Rata	Full	Minority	Investments	Pro-Rata	Full	Minority	Investments	Pro-Rata
	Consolidation	Interest	at Pro-Rata	Consolidation	Consolidation	Interest	at Pro-Rata	Consolidation	Consolidation	Interest	at Pro-Rata	Consolidation
Fixed:
Fixed-rate debt	135,964	24,410	116,606	228,160	226,680	21,779	91,047	295,948	1,817,922	287,237	285,380	1,816,065
Weighted average rate	7.11%	7.17%	7.49%	7.30%	7.22%	7.09%	6.88%	7.12%	6.80%	7.14%	6.90%	6.76%
UDAG	731	214	—	517	762	223	966	1,505	67,267	20,327	—	46,940

Weighted average rate	2.51%	2.87%	0.00%	2.37%	2.56%	2.92%	0.00%	0.86%	1.67%	1.41%	0.00%	1.78%

Total fixed-rate debt	136,695	24,624	116,606	228,677	227,442	22,002	92,013	297,453	1,885,189	307,564	285,380	1,863,005

Variable:
Variable-rate debt	62,515	21,350	6,584	47,749	29,349	3,341	65	26,073	131,735	832	16,899	147,802
Weighted average rate	4.08%	4.06%	3.14%	3.95%	4.51%	5.11%	2.61%	4.43%	4.70%	3.76%	2.72%	4.48%
Tax-exempt	48,000	2,400	146	45,746	390	78	36,160	36,472	303,275	37,525	38,242	303,992

Weighted average rate	3.03%	3.03%	3.59%	3.03%	3.90%	3.90%	1.86%	1.88%	2.22%	2.25%	2.25%	2.21%

Total variable-rate debt	110,515	23,750	6,730	93,495	29,739	3,419	36,225	62,545	435,010	38,357	55,141	451,794

Total Non-Recourse Mortgage Debt	247,210	48,374	123,336	322,172	257,181	25,421	128,238	359,998	2,320,199	345,921	340,521	2,314,799
Weighted Average Rate	5.54%	5.57%	7.25%	6.19%	6.89%	6.78%	5.41%	6.37%	5.93%	6.26%	6.17%	5.92%

	Total
			Plus
		Less	Unconsolidated
	Full	Minority	Investments	Pro-Rata
	Consolidation	Interest	at Pro-Rata	Consolidation
Fixed:
Fixed-rate debt	2,864,735	433,111	595,243	3,026,867
Weighted average rate	6.84%	6.91%	7.22%	6.90%
UDAG	106,408	27,599	11,694	90,503
Weighted average rate	1.51%	1.11%	7.34%	2.38%

Total fixed-rate debt	2,971,143	460,710	606,937	3,117,370

Variable:
Variable-rate debt	881,453	134,070	104,524	851,907
Weighted average rate	4.27%	4.46%	3.23%	4.11%
Tax-exempt	503,600	52,085	120,096	571,611
Weighted average rate	2.31%	2.44%	1.98%	2.22%

Total variable-rate debt	1,385,053	186,155	224,620	1,423,518

Total Non-Recourse Mortgage Debt	4,356,196	646,865	831,557	4,540,888
Weighted Average Rate	5.66%	5.79%	5.96%	5.70%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

As discussed on page 2, we present certain financial amounts under the pro-rata consolidation method (a non-GAAP measure). This information is useful to our investors because we believe that it more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have a large number of investments in which our economic ownership is less than 100% to secure opportunities and as a means of sharing risk. The information in the tables below present amounts for both full consolidation, a GAAP measure, and pro-rata consolidation, providing a reconciliation of the difference between the two methods. Under the pro-rata consolidation method, we present our partnership investments proportionate to our share of ownership for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under our control or if we are deemed to be the primary beneficiary for our investments in a VIE. Partnership assets and liabilities are reported on the equity or cost method of accounting if we do not have control, or, in the case of investments in VIEs, the Company is not deemed the primary beneficiary.

Consolidated Balance Sheet Information - April 30, 2004

			Plus
	Full		Unconsolidated	Pro-Rata
	Consolidation	Less Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
	(in thousands)
Assets
Real Estate
Completed rental properties	$5,323,901	$810,133	$1,001,252	$5,515,020
Projects under development	676,443	23,936	105,447	757,954
Land held for development or sale	48,711	—	41,349	90,060

Total Real Estate	6,049,055	834,069	1,148,048	6,363,034
Less accumulated depreciation	(812,323)	(131,422)	(282,344)	(963,245)

Real Estate, net	5,236,732	702,647	865,704	5,399,789
Cash and equivalents	67,715	15,076	25,860	78,499
Restricted cash	330,951	35,642	38,101	333,410
Notes and accounts receivable, net	455,048	49,034	11,417	417,431
Inventories	76,703	—	—	76,703
Investments in and advances to real estate affiliates	368,922	—	(68,020)	300,902
Other assets	307,384	39,803	22,991	290,572

Total Assets	$6,843,455	$842,202	$896,053	$6,897,306

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$4,356,196	$637,027	$831,558	$4,550,727
Notes payable	184,279	16,518	7,387	175,148
Long-term credit facility	—	—	—	—
Senior and subordinated debt	420,400	—	—	420,400
Accounts payable and accrued expenses	746,318	107,539	57,108	695,887
Deferred income taxes	298,342	—	—	298,342

Total Liabilities	6,005,535	761,084	896,053	6,140,504
Minority Interest	81,118	81,118	—	—

Total Shareholders’ Equity	756,802	—	—	756,802

Total Liabilities and Shareholders’ Equity	$6,843,455	$842,202	$896,053	$6,897,306

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Consolidated Balance Sheet Information - January 31, 2004

			Plus
	Full		Unconsolidated	Pro-Rata
	Consolidation	Less Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(non-GAAP)
	(in thousands)
Assets
Real Estate
Completed rental properties	$4,523,748	$706,045	$996,505	$4,814,208
Projects under development	544,389	72,999	123,578	594,968
Land held for development or sale	33,450	—	49,607	83,057

Total Real Estate	5,101,587	779,044	1,169,690	5,492,233
Less accumulated depreciation	(730,705)	(109,941)	(215,350)	(836,114)

Real Estate, net	4,370,882	669,103	954,340	4,656,119

Cash and equivalents	107,491	16,830	29,413	120,074
Restricted cash	257,795	38,678	23,059	242,176
Notes and accounts receivable, net	422,765	21,440	18,331	419,656
Inventories	46,140	—	—	46,140
Investments in and advances to real estate affiliates	432,584	—	(78,634)	353,950
Other assets	257,415	44,455	31,562	244,522

Total Assets	$5,895,072	$790,506	$978,071	$6,082,637

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$3,634,177	$618,798	$910,866	$3,926,245
Notes payable	152,111	16,529	8,948	144,530
Long-term credit facility	56,250	—	—	56,250
Senior and subordinated debt	320,400	—	—	320,400
Accounts payable and accrued expenses	639,824	106,705	58,257	591,376
Deferred income taxes	294,925	—	—	294,925

Total Liabilities	5,097,687	742,032	978,071	5,333,726

Minority Interest	48,474	48,474	—	—

Total Shareholders’ Equity	748,911	—	—	748,911

Total Liabilities and Shareholders’ Equity	$5,895,072	$790,506	$978,071	$6,082,637

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Consolidated Earnings Information - Three Months Ended April 30, 2004

			Plus
	Full		Unconsolidated	Plus	Pro-Rata
	Consolidation	Less Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(non-GAAP)
			(in thousands)
Revenues
Rental properties	$248,444	$38,840	$62,973	$434	$273,011
Lumber trading	40,137	—	—	—	40,137

	288,581	38,840	62,973	434	313,148

Expenses
Operating expenses	174,326	19,445	37,398	139	192,418
Interest expense	59,942	9,897	12,443	125	62,613
Loss on early extinguishment of debt	—	—	118	238	356
Depreciation and amortization	40,947	2,166	7,120	107	46,008

	275,215	31,508	57,079	609	301,395

Equity in earnings (loss) of unconsolidated real estate entities	6,244	(4)	(5,894)	—	354

Gain on disposition of operating properties	—	—	—	19,499	19,499

Earnings before income taxes	19,610	7,328	—	19,324	31,606

Income tax expense (benefit)
Current	1,922	—	—	(213)	1,709
Deferred	3,577	—	—	7,856	11,433

	5,499	—	—	7,643	13,142

Earnings before minority interest and discontinued operations	14,111	7,328	—	11,681	18,464
Minority interest	(7,328)	(7,328)	—	—	—

Earnings from continuing operations	6,783	—	—	11,681	18,464

Discontinued operations, net of tax and minority interest
Loss from operations	(106)	—	—	106	—
Gain on disposition of operating properties	11,787	—	—	(11,787)	—

	11,681	—	—	(11,681)	—

Cumulative effect of change in accounting principle, net of tax	(11,261)	—	—	—	(11,261)

Net earnings	$7,203	$—	$—	$—	$7,203

Forest City Enterprises, Inc.
Supplemental Financial Information

Consolidated Earnings Information - Three Months Ended April 30, 2003

			Plus
	Full		Unconsolidated	Plus	Pro-Rata
	Consolidation	Less Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(non-GAAP)
		(in thousands)
Revenues
Rental properties	$210,861	$38,635	$59,281	$3,983	$235,490
Lumber trading	19,901	—	—	—	19,901

	230,762	38,635	59,281	3,983	255,391

Expenses
Operating expenses	140,654	24,104	33,060	2,622	152,232
Interest expense	43,815	7,599	14,096	837	51,149
Depreciation and amortization	29,350	4,389	6,782	524	32,267

	213,819	36,092	53,938	3,983	235,648

Equity in earnings (loss) of unconsolidated real estate entities	9,843	(3)	(5,343)	—	4,503

Gain on disposition of operating properties and other investments	22	—	—	88	110

Earnings before income taxes	26,808	2,540	—	88	24,356

Income tax expense (benefit)
Current	2,884	—	—	1,570	4,454
Deferred	6,645	—	—	(1,535)	5,110

	9,529	—	—	35	9,564

Earnings before minority interest and discontinued operations	17,279	2,540	—	53	14,792
Minority interest	(2,540)	(2,540)	—	—	—

Earnings from continuing operations	14,739	—	—	53	14,792

Discontinued operations, net of tax and minority interest
Loss from operations	—	—	—	—	—
Gain on disposition of operating properties	53	—	—	(53)	—

Net earnings	$14,792	$—	$—	$—	$14,792

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Investments in and Advances to Real Estate Affiliates

Included in Investments in and Advances to Real Estate Affiliates in the Consolidated Balance Sheet Information tables are unconsolidated investments in entities which we do not control or are not the primary beneficiary, and which are accounted for under the equity method of accounting, as well as advances to other partners. Summarized financial information for the equity method investments is as follows:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(non-GAAP)
	April 30,	January 31,	April 30,	January 31,
	2004	2004	2004	2004
	(in thousands)		(in thousands)
Balance Sheet:
Completed rental properties	$1,872,568	$2,375,832	$1,001,252	$996,506
Projects under development	219,879	263,687	105,447	123,578
Land held for development or sale	89,556	104,851	41,349	49,607
Investments in and advances to real estate affiliates — syndicated residential partnerships (1)	—	—	—	40,790
Accumulated depreciation	(499,654)	(499,297)	(282,344)	(215,350)
Other assets	195,320	246,268	98,369	102,364

Total Assets	$1,877,669	$2,491,341	$964,073	$1,097,495

Mortgage debt, nonrecourse	$1,619,760	$2,153,443	$831,558	$910,866
Advances from general partner	—	1,385	—	—
Other liabilities	138,170	166,907	64,495	67,205
Members’ and Partners’ equity	119,739	169,606	68,020	119,424

Total Liabilities and Partners’ Equity	$1,877,669	$2,491,341	$964,073	$1,097,495

Three Months Ended April 30,	2004	2003	2004	2003
Operations:
Revenues	$120,757	$141,825	$62,973	$59,281
Equity in earnings of unconsolidated entities on a pro-rata basis	—	—	354	4,503
Operating expenses	(69,006)	(77,252)	(37,402)	(33,063)
Interest expense	(24,808)	(34,534)	(12,561)	(14,096)
Depreciation and amortization	(13,845)	(18,368)	(7,120)	(6,782)

Net Earnings (pre-tax)	$13,098	$11,671	$6,244	$9,843

Following is a reconciliation of partners’ equity to our carrying value in the Consolidated Balance Sheet information presented above:

	April 30,	January 31,
	2004	2004
Members’ and Partners’ equity, as above	$119,739	$169,606
Equity of other partners	51,719	51,567

Company’s investment in partnerships	68,020	118,039
Advances to partnerships, as above	—	1,385
Advances to other real estate affiliates (2)	300,902	313,160

Investments in and advances to real estate affiliates	$368,922	$432,584

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Investments in and Advances to Real Estate Affiliates (continued)

(1)	We are a general partner in several syndicated residential partnerships which were accounted for on the equity method under both full consolidation and pro-rata consolidation at January 31, 2004. Effective for the first quarter of 2004, these investments are now fully consolidated either as the result of the acquisition of our partner’s interest or our adoption of FIN No. 46 (R) (See Below). Summarized balance sheet information as of January 31, 2004 at our economic share is as follows:

Total Assets	$240,362
Total Liabilities	$199,572
Partner’s Equity	$40,790

(2)	As is customary within the real estate industry, we invest in certain real estate projects through joint ventures. We provide funding of our partners’ equity contributions for the development and construction of real estate projects. The most significant partnership for which we provide funding is related to Forest City Ratner Companies, representing the Commercial Group’s New York City operations. Our partner is the President and Chief Executive Officer of Forest City Ratner Companies and is the cousin to five executive officers of our Company. At April 30, 2004 and January 31, 2004 amounts advanced in the normal course of business for development and construction of real estate projects on behalf of this partner, collateralized by this partnership interest, were $84,123 and $114,164 of the $300,902 and $313,160, respectively, presented above for “Advances to other real estate affiliates.” These advances entitle us to a preferred return on and of the outstanding balances, which are payable from cash flows of each respective property. Effective February 1, 2004, we modified certain provisions of our arrangement with our partner in the New York operations for certain existing and all prospective property partnerships. These modifications had, and are expected to have, an insignificant financial impact on us. During the first quarter of 2004, we have reclassified in our Consolidated Balance Sheet a net amount of approximately $30,000 from investments in and advances to real estate affiliates to minority interest, which had no impact to our Consolidated Statement of Earnings or Cash Flows.

We implemented FIN No. 46 (R) on February 1, 2004. As a result, we determined that we are the primary beneficiary of 25 previously unconsolidated VIEs representing 14 properties (19 VIEs representing eight properties in Residential Group, five VIEs/properties in Commercial Group and one VIE/property in Land Development Group). Of these 25 VIEs, 14 VIEs representing 13 properties (nine VIEs/properties representing properties in Residential Group, four VIEs/properties in Commercial Group and one VIE/property in Land Development Group) that were previously accounted for using the equity method of accounting have been consolidated. The remaining 11 VIEs representing one property, (10 VIEs in Residential Group and one VIE/property in Commercial Group) that were previously accounted for using the cost method of accounting have also fully been consolidated. In addition, the Company deconsolidated five properties that were previously consolidated.

Results of Operations

Net Earnings - Net Earnings for the three months ended April 30, 2004 were $7,203,000 compared to $14,792,000 for the three months ended April 30, 2003. The negative fluctuation for this year compared to the prior year is primarily attributable to the charge for cumulative effect of change in accounting principle as a result of our implementation of FIN No. 46 (R) of $11,261,000 net of tax. This decrease was partially offset by earnings from the addition of nine residential communities, three office buildings and one retail center during the year ended January 31, 2004. In addition, we also experienced increased land sales in the Land Development Group and increased earnings in the Lumber Trading Group during the three months ended April 30, 2004.

Net Operating Income from Real Estate Groups NOI, a non-GAAP measure, is defined as revenues less operating expenses. We believe NOI provides us, as well as our investors, additional information about our core business operations and, along with earnings, is necessary to understand our business and operating results. Under the full consolidation method (GAAP), NOI from the combination of the Commercial Group and the Residential Group (“Real Estate Groups”) for the three months ended April 30, 2004 was $115,351,000 compared to $103,523,000 for the three months ended April 30, 2003, an 11.4% increase. This increase over the comparable period in the prior year is primarily attributable to NOI generated from new properties which include nine residential communities, three office buildings and one retail center opened during the year ended January 31, 2004. NOI generated by our comparable properties (properties that were opened for both the quarters ended April 30, 2004 and 2003) was relatively flat. A reconciliation of NOI to the most comparable GAAP measure, net earnings, is presented on page 7. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 25-30.

Management also analyzes property NOI using the pro-rata consolidation method because it provides operating data at our ownership share, and we publicly disclose and discuss our performance using this method of consolidation to compliment our GAAP disclosures. Under the pro-rata consolidation method, NOI from the Real Estate Groups for the three months ended April 30, 2004 was $109,584,000 compared to $104,671,000 for the three months ended April 30, 2003, a 4.7% increase. Comparable NOI for the Real Estate Groups (NOI for stabilized properties in operation throughout both quarters) was relatively flat due to weak real estate fundamentals, particularly in the residential portfolio.

EBDT - We use an additional measure, along with net earnings, to report our operating results. This measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

We believe that EBDT provides additional information about our core operations and, along with net earnings, is necessary to understand our operating results. EBDT is used by the chief operating decision maker and management in assessing operating performance and to consider capital requirements and allocation of resources by segment and on a consolidated basis. We believe EBDT is important to investors because it provides another method for the investor to measure our long term operating performance as net earnings can vary from year to year due to property dispositions, acquisitions and other factors that have a short term impact.

EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of operating properties and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., for depreciation, amortization (including amortization of mortgage procurement costs) and deferred income taxes; iv) provision for decline in real estate (net of tax); v) extraordinary items (net of tax); and vi) cumulative effect of change in accounting principle (net of tax).

EBDT is reconciled to net earnings, the most comparable financial measure calculated in accordance with GAAP on page 23. The adjustment to recognize rental revenues and rental expenses on the straight-line method is excluded because it is management’s opinion that rental revenues and expenses should be recognized when due from the tenants or due to the landlord. We exclude depreciation and amortization expense related to real estate operations from EBDT because we believes the values of our properties, in general, have appreciated over time in excess of their original cost. Deferred taxes from real estate operations, which are the result of timing differences of certain net expense items deducted in a future year for federal income tax purposes, are excluded until the year in which they are reflected in our current tax provision. The provision for decline in real estate is excluded from EBDT because it varies from year to year based on factors unrelated to our overall financial performance and is related to the ultimate gain on dispositions of operating properties. Our EBDT may not be directly comparable to similarly-titled measures reported by other companies.

Our EBDT for the three months ended April 30, 2004 grew by 7.2% to $55,121,000 from $51,435,000 for the three months ended April 30, 2003. This increase over the prior year is primarily attributable to EBDT generated from the addition of nine new residential communities, three new office buildings and one new retail center during the year ended January 31, 2004. In addition, we also experienced increased land sales in the Land Development Group during the three months ended April 30, 2004.

Summary of EBDT - The information in the tables on pages 25-30 present amounts for both full consolidation and pro-rata consolidation, providing a reconciliation of the difference between the two methods, as well as a reconciliation from NOI to EBDT to net earnings. Under the pro-rata consolidation method, we present our partnership investments proportionate to our share of ownership for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under our control or if we are deemed to be the primary beneficiary for investments in the VIEs, or on the equity method of accounting if we do not have control or are not the primary beneficiary for investments in VIEs.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2)

	Three Months Ended April 30,
	2004	2003
	(in thousands)
Net earnings	$7,203	$14,792
Depreciation and amortization — Real Estate Groups (5)	44,917	31,288
Depreciation and amortization — equity method investments (3)	237	126
Deferred income tax expense-Real Estate Groups (6)	9,078	5,305
Current income tax expense on non-operating earnings: (6)
Gain on disposition of other investments	—	9
Gain on disposition included in discontinued operations	—	1,729
Straight-line rent adjustment (4)	1,924	(1,704)
Gain on disposition of other investments	—	(22)
Discontinued operations: (1)
Gain on disposition of operating properties	(19,499)	(411)
Minority interest	—	323
Cumulative effect of change in accounting principle, net of tax	11,261	—

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT)(2)	$55,121	$51,435

(1)	Pursuant to the definition of a component of an entity of SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” assuming no significant continuing involvement, all earnings of properties which have been sold or are held for sale are reported as discontinued operations.

(2)	The Company uses an additional measure, along with net earnings, to report its operating results. This measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results as defined by generally accepted accounting principles and may not be directly comparable to similarly-titled measures reported by other companies. The Company believes that EBDT provides additional information about its operations, and along with net earnings, is necessary to understand its operating results. EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of operating properties and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) noncash charges from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., for depreciation, amortization (including amortization of mortgage procurement costs) and deferred income taxes; iv) provision for decline in real estate (net of tax); v) extraordinary items (net of tax); and vi) cumulative effect of change in accounting principle (net of tax).

(3)	Amount represents depreciation expense for certain properties accounted for under the equity method of accounting under both full consolidation and pro-rata consolidation. See Investments in and Advances to Real Estate Affiliates on page 20 for the discussion of these properties.

(4)	The Company recognizes minimum rents on a straight-line basis over the term of the related lease pursuant to the provision of SFAS No. 13, “Accounting for Leases.” The straight-line rent adjustment is recorded as an increase or decrease to revenue from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., with the applicable offset to either accounts receivable or accounts payable, as appropriate.

(5)	The following table provides detail of depreciation and amortization. The Company’s Real Estate Groups are owned by Forest City Rental Properties Corporation, a wholly-owned subsidiary, engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects.

	Three Months Ended April 30,
	2004	2003
Full consolidation	$40,947	$29,350
Non-Real Estate Groups	(1,004)	(928)

Real Estate Group full consolidation	39,943	28,422
Real Estate Groups related to minority interest	(2,166)	(4,389)
Real Estate Group equity method	7,033	6,731
Discontinued operations	107	524

Real Estate Groups Pro-Rata consolidation	$44,917	$31,288

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2) (continued)

(6)	The following table provides detail of Income Tax Expense (Benefit):

	Three Months Ended April 30,
	2004	2003
	(in thousands)
(A) Operating earnings
Current	$1,922	$2,875
Deferred	3,577	6,645

	5,499	9,520

(B) Gain on disposition of other investments — current	—	9

Subtotal (A)(B)
Current	1,922	2,884
Deferred	3,577	6,645

Income tax expense	5,499	9,529

(C) Discontinued operations
Operating earnings
Current	(213)	(159)
Deferred	144	159

	(69)	—
Gain on disposition of operating properties
Current	—	1,729
Deferred	7,712	(1,694)

	7,712	35

	7,643	35

Grand Total (A)(B)(C)
Current	1,709	4,454
Deferred	11,433	5,110

	$13,142	$9,564

Recap of Grand Total:
Real Estate Groups
Current	3,008	6,887
Deferred	9,078	5,305

	12,086	12,192
Non-Real Estate Groups
Current	(1,299)	(2,433)
Deferred	2,355	(195)

	1,056	(2,628)

Grand Total	$13,142	$9,564

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended April 30, 2004 (in thousands)

	Commercial Group 2004					Residential Group 2004
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments	Discontinued	Consolidation	Consolidation	Minority	Investments	Discontinued	Consolidation
	(GAAP)	Interest	at Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	at Pro-Rata	Operations	(Non-GAAP)
Revenues	$165,451	$33,448	$24,759	$—	$156,762	$51,280	$3,473	$30,050	$434	$78,291
Exclude straight-line rent adjustment	(2,407)	—	—	—	(2,407)	43	—	—	—	43

Adjusted revenues	163,044	33,448	24,759	—	154,355	51,323	3,473	30,050	434	78,334
Operating expenses, including depreciation and amortization for non-Real Estate Groups	84,365	16,304	15,238	—	83,299	29,797	2,161	16,567	139	44,342
Exclude straight-line rent adjustment	(4,288)	—	—	—	(4,288)	—	—	—	—	—

Adjusted operating expenses	80,077	16,304	15,238	—	79,011	29,797	2,161	16,567	139	44,342
Add equity in earnings of unconsolidated entities	1,347	(4)	(1,199)	—	152	2,241	—	(2,382)	—	(141)
Add back equity method depreciation expense	2,922	—	(2,922)	—	—	4,348	—	(4,111)	—	237

Net operating income	87,236	17,140	5,400	—	75,496	28,115	1,312	6,990	295	34,088

Interest expense	38,696	9,201	5,400	—	34,895	11,373	696	6,872	125	17,674
Loss on early extinguishment of debt	—	—	—	—	—	—	—	118	238	356
Income tax provision (benefit)	1,735	—	—	—	1,735	(495)	—	—	(213)	(708)
Minority interest in earnings before depreciation and amortization	7,939	7,939	—	—	—	616	616	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—	145	—	—	(145)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$38,866	$—	$—	$—	$38,866	$16,766	$—	$—	$—	$16,766

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$38,866	$—	$—	$—	$38,866	$16,766	$—	$—	$—	$16,766
Depreciation and amortization — Real Estate Groups	(31,459)	—	—	—	(31,459)	(13,554)	—	—	(107)	(13,661)
Deferred taxes — Real Estate Groups	(1,439)	—	—	—	(1,439)	6,138	—	—	(7,856)	(1,718)
Straight-line rent adjustment	(1,881)	—	—	—	(1,881)	(43)	—	—	—	(43)
Gain on disposition of operating properties and other investments, net of tax	—	—	—	—	—	—	—	—	11,787	11,787
Cumulative effect of change in accounting principle, net of tax	(477)	—	—	—	(477)	(10,784)	—	—	—	(10,784)
Discontinued operations, net of tax, and minority interest:
Depreciation and amortization	—	—	—	—	—	(107)	—	—	107	—
Deferred taxes	—	—	—	—	—	(7,856)	—	—	7,856	—
Gain on disposition of operating properties	—	—	—	—	—	11,787	—	—	(11,787)	—

Net earnings	$3,610	$—	$—	$—	$3,610	$2,347	$—	$—	$—	$2,347

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended April 30, 2004 (in thousands) (continued)

	Land Group 2004					Lumber Trading Group 2004
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments	Discontinued	Consolidation	Consolidation	Minority	Investments	Discontinued	Consolidation
	(GAAP)	Interest	at Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	at Pro-Rata	Operations	(Non-GAAP)
Revenues	$31,639	$1,919	$8,164	$—	$37,884	$40,137	$—	$—	$—	$40,137
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	31,639	1,919	8,164	—	37,884	40,137	—	—	—	40,137
Operating expenses, including depreciation and amortization for non-Real Estate Groups	19,305	980	5,680	—	24,005	34,717	—	—	—	34,717
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	19,305	980	5,680	—	24,005	34,717	—	—	—	34,717
Add equity in earnings of unconsolidated entities	2,656	—	(2,313)	—	343	—	—	—	—	—
Add back equity method depreciation expense	—	—	—	—	—	—	—	—	—	—

Net operating income	14,990	939	171	—	14,222	5,420	—	—	—	5,420
Interest expense	856	—	171	—	1,027	1,049	—	—	—	1,049
Loss on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—
Income tax provision (benefit)	5,091	—	—	—	5,091	1,787	—	—	—	1,787
Minority interest in earnings before depreciation and amortization	939	939	—	—	—	—	—	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$8,104	$—	$—	$—	$8,104	$2,584	$—	$—	$—	$2,584

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$8,104	$—	$—	$—	$8,104	$2,584	$—	$—	$—	$2,584
Depreciation and amortization — Real Estate Groups	(34)	—	—	—	(34)	—	—	—	—	—
Deferred taxes — Real Estate Groups	(151)	—	—	—	(151)	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of operating properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—
Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	—	—	—	—	—
Discontinued operations, net of tax, and minority interest:
Depreciation and amortization	—	—	—	—	—	—	—	—	—	—
Deferred taxes	—	—	—	—	—	—	—	—	—	—
Gain on disposition of operating properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$7,919	$—	$—	$—	$7,919	$2,584	$—	$—	$—	$2,584

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended April 30, 2004 (in thousands) (continued)

	Corporate Activities 2004					Total 2004
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments	Discontinued	Consolidation	Consolidation	Minority	Investments	Discontinued	Consolidation
	(GAAP)	Interest	at Pro-Ra	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
Revenues	$74	$—	$—	$—	$74	$288,581	$38,840	$62,973	$434	$313,148
Exclude straight-line rent adjustment	—	—	—	—	—	(2,364)	—	—	—	(2,364)

Adjusted revenues	74	—	—	—	74	286,217	38,840	62,973	434	310,784
Operating expenses, including depreciation and amortization for non-Real Estate Groups	7,146	—	—	—	7,146	175,330	19,445	37,485	139	193,509
Exclude straight-line rent adjustment	—	—	—	—	—	(4,288)	—	—	—	(4,288)

Adjusted operating expenses	7,146	—	—	—	7,146	171,042	19,445	37,485	139	189,221
Add equity in earnings of unconsolidated entities	—	—	—	—	—	6,244	(4)	(5,894)	—	354
Add back equity method depreciation expense	—	—	—	—	—	7,270	—	(7,033)	—	237

Net operating income	(7,072)	—	—	—	(7,072)	128,689	19,391	12,561	295	122,154
Interest expense	7,968	—	—	—	7,968	59,942	9,897	12,443	125	62,613
Loss on early extinguishment of debt	—	—	—	—	—	—	—	118	238	356
Income tax provision (benefit)	(3,841)	—	—	—	(3,841)	4,277	—	—	(213)	4,064
Minority interest in earnings before depreciation and amortization	—	—	—	—	—	9,494	9,494	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—	145	—	—	(145)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(11,199)	$—	$—	$—	$(11,199)	$55,121	$—	$—	$—	$55,121

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(11,199)	$—	$—	$—	$(11,199)	$55,121	$—	$—	$—	$55,121
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(45,047)	—	—	(107)	(45,154)
Deferred taxes — Real Estate Groups	1,942	—	—	—	1,942	6,490	—	—	(7,856)	(1,366)
Straight-line rent adjustment	—	—	—	—	—	(1,924)	—	—	—	(1,924)
Gain on disposition of operating properties and other investments, net of tax	—	—	—	—	—	—	—	—	11,787	11,787
Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	(11,261)	—	—	—	(11,261)
Discontinued operations, net of tax, and minority interest:
Depreciation and amortization	—	—	—	—	—	(107)	—	—	107	—
Deferred taxes	—	—	—	—	—	(7,856)	—	—	7,856	—
Gain on disposition of operating properties	—	—	—	—	—	11,787	—	—	(11,787)	—

Net earnings	$(9,257)	$—	$—	$—	$(9,257)	$7,203	$—	$—	$—	$7,203

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended April 30, 2003 (in thousands)

	Commercial Group 2003					Residential Group 2003
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments	Discontinued	Consolidation	Consolidation	Minority	Investments	Discontinued	Consolidation
	(GAAP)	Interest	at Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	at Pro-Rata	Operations	(Non-GAAP)
Revenues	$160,137	$35,854	$37,860	$—	$162,143	$38,218	$1,624	$20,308	$3,983	$60,885
Exclude straight-line rent adjustment	(2,670)	—	—	—	(2,670)	—	—	—	—	—

Adjusted revenues	157,467	35,854	37,860	—	159,473	38,218	1,624	20,308	3,983	60,885
Operating expenses, including depreciation and amortization for non-Real Estate Groups	90,104	22,380	21,318	—	89,042	18,573	1,137	10,985	2,622	31,043
Exclude straight-line rent adjustment	(966)	—	—	—	(966)	—	—	—	—	—

Adjusted operating expenses	89,138	22,380	21,318	—	88,076	18,573	1,137	10,985	2,622	31,043
Add equity in earnings of unconsolidated entities	3,277	(3)	(4,180)	—	(900)	5,415	—	(1,209)	—	4,206
Add back equity method depreciation expense	4,238	—	(4,238)	—	—	2,619	—	(2,493)	—	126

Net operating income	75,844	13,471	8,124	—	70,497	27,679	487	5,621	1,361	34,174
Interest expense	30,747	7,329	8,124	—	31,542	6,267	270	5,621	837	12,455
Income tax (benefit) provision	879	—	—	(110)	769	2,173	—	—	(50)	2,123
Minority interest in earnings before depreciation and amortization	6,142	6,142	—	—	—	217	217	—	—	—
Add: EBDT from discontinued operations	110	—	—	(110)	—	574	—	—	(574)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$38,186	$—	$—	$—	$38,186	$19,596	$—	$—	$—	$19,596

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$38,186	$—	$—	$—	$38,186	$19,596	$—	$—	$—	$19,596
Depreciation and amortization — Real Estate Groups	(23,229)	—	—	—	(23,229)	(7,643)	—	—	(524)	(8,167)
Deferred taxes — Real Estate Groups	(5,819)	—	—	(87)	(5,906)	(4,830)	—	—	1,622	(3,208)
Straight-line rent adjustment	1,704	—	—	—	1,704	—	—	—	—	—
Loss on disposition of operating properties and other investments, net of tax	—	—	—	(64)	(64)	—	—	—	117	117
Discontinued operations, net of tax, and minority interest:
Depreciation and amortization	—	—	—	—	—	(524)	—	—	524	—
Deferred taxes	(87)	—	—	87	—	1,622	—	—	(1,622)	—
Gain (loss) on disposition of operating properties	(64)	—	—	64	—	117	—	—	(117)	—

Net earnings	$10,691	$—	$—	$—	$10,691	$8,338	$—	$—	$—	$8,338

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended April 30, 2003 (in thousands) (continued)

	Land Group 2003					Lumber Trading Group 2003
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments	Discontinued	Consolidation	Consolidation	Minority	Investments	Discontinued	Consolidation
	(GAAP)	Interest	at Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	at Pro-Rata	Operations	(Non-GAAP)
Revenues	$12,378	$1,157	$1,113	$—	$12,334	$19,901	$—	$—	$—	$19,901
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	12,378	1,157	1,113	—	12,334	19,901	—	—	—	19,901
Operating expenses, including depreciation and amortization for non-Real Estate Groups	7,956	587	808	—	8,177	19,734	—	—	—	19,734
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Adjusted operating expenses	7,956	587	808	—	8,177	19,734	—	—	—	19,734
Add equity in earnings of unconsolidated entities	1,151	—	46	—	1,197	—	—	—	—	—
Add back equity method depreciation expense	—	—	—	—	—	—	—	—	—	—

Net operating income	5,573	570	351	—	5,354	167	—	—	—	167
Interest expense	449	—	351	—	800	651	—	—	—	651
Income tax (benefit) provision	1,995	—	—	—	1,995	(136)	—	—	—	(136)
Minority interest in earnings before depreciation and amortization	570	570	—	—	—	—	—	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$2,559	$—	$—	$—	$2,559	$(348)	$—	$—	$—	$(348)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$2,559	$—	$—	$—	$2,559	$(348)	$—	$—	$—	$(348)
Depreciation and amortization — Real Estate Groups	(18)	—	—	—	(18)	—	—	—	—	—
Deferred taxes — Real Estate Groups	225	—	—	—	225	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Loss on disposition of operating properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—
Discontinued operations, net of tax, and minority interest:
Depreciation and amortization	—	—	—	—	—	—	—	—	—	—
Deferred taxes	—	—	—	—	—	—	—	—	—	—
Gain (loss) on disposition of operating properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$2,766	$—	$—	$—	$2,766	$(348)	$—	$—	$—	(348)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended April 30, 2003 (in thousands) (continued)

	Corporate Activities 2003					Total 2003
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments	Discontinued	Consolidation	Consolidation	Minority	Investments	Discontinued	Consolidation
	(GAAP)	Interest	at Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	at Pro-Rata	Operations	(Non-GAAP)
Revenues	$128	$—	$—	$—	$128	$230,762	$38,635	$59,281	$3,983	$255,391
Exclude straight-line rent adjustment	—	—	—	—	—	(2,670)	—	—	—	(2,670)

Adjusted revenues	128	—	—	—	128	228,092	38,635	59,281	3,983	252,721
Operating expenses, including depreciation and amortization for non-Real Estate Groups	5,215	—	—	—	5,215	141,582	24,104	33,111	2,622	153,211
Exclude straight-line rent adjustment	—	—	—	—	—	(966)	—	—	—	(966)

Adjusted operating expenses	5,215	—	—	—	5,215	140,616	24,104	33,111	2,622	152,245
Add equity in earnings of unconsolidated entities	—	—	—	—	—	9,843	(3)	(5,343)	—	4,503
Add back equity method depreciation expense	—	—	—	—	—	6,857	—	(6,731)	—	126

Net operating income	(5,087)	—	—	—	(5,087)	104,176	14,528	14,096	1,361	105,105
Interest expense	5,701	—	—	—	5,701	43,815	7,599	14,096	837	51,149
Income tax (benefit) provision	(2,230)	—	—	—	(2,230)	2,681	—	—	(160)	2,521
Minority interest in earnings before depreciation and amortization	—	—	—	—	—	6,929	6,929	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—	684	—	—	(684)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(8,558)	$—	$—	$—	$(8,558)	$51,435	$—	$—	$—	$51,435

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(8,558)	$—	$—	$—	$(8,558)	$51,435	$—	$—	$—	$51,435
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(30,890)	—	—	(524)	(31,414)
Deferred taxes — Real Estate Groups	1,890	—	—	—	1,890	(8,534)	—	—	1,535	(6,999)
Straight-line rent adjustment	—	—	—	—	—	1,704	—	—	—	1,704
Loss on disposition of operating properties and other investments, net of tax	13	—	—	—	13	13	—	—	53	66
Discontinued operations, net of tax, and minority interest:
Depreciation and amortization	—	—	—	—	—	(524)	—	—	524	—
Deferred taxes	—	—	—	—	—	1,535	—	—	(1,535)	—
Gain (loss) on disposition of operating properties	—	—	—	—	—	53	—	—	(53)	—

Net earnings	$(6,655)	$—	$—	$—	$(6,655)	$14,792	$—	$—	$—	$14,792